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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            -------------------------

                                    FORM 8-K



                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) October 3, 2002

                         Commission File Number 0-23252

                            IGEN INTERNATIONAL, INC.

                           (Exact name of registrant)



                               Delaware 94-2852543

           (State of organization) (I.R.S. Employer Identification No)



               16020 Industrial Drive, Gaithersburg Maryland 20877

              (Address of principal executive offices and zip code)



                                 (301) 869-9800

                         (Registrant's telephone Number)



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Item 9.           REGULATION FD DISCLOSURE

         Richard J. Massey, Ph.D., President and Chief Operating Officer of IGEN International, Inc., has notified the Company that he has terminated a previously executed plan under Rule 10b5-1 to dispose of 319,800 shares of the Company's common stock at a limit price of $30.00 per share. The plan was adopted on September 23, 2002 and Dr. Massey has filed one Form 4 reporting the sale of 140,000 shares under this plan.





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                                   Signatures

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     IGEN International, Inc.

                                     By: /s/ George V. Migausky
                                     --------------------------
                                     George V. Migausky
                                     Vice President Chief Financial Officer


Dated:   October 3, 2002